Other Long-Term Liabilities	12 Months Ended
Apr. 28, 2012
Other Long-Term Liabilities
5.	Other Long-Term Liabilities

Other long-term liabilities consist primarily of deferred rent and obligations under the Junior Seller Note (see Notes 14 and 19). The Company provides for minimum rent expense over the lease terms (including the build-out period) on a straight-line basis. The excess of such rent expense over actual lease payments (net of tenant allowances) is classified as deferred rent. Other long-term liabilities also include accrued pension liabilities, store closing expenses and long-term deferred revenues. The Company had the following long-term liabilities at April 28, 2012, April 30, 2011 and May 1, 2010:

	April 28, 2012	April 30, 2011
Deferred Rent	$220,875	271,451
Junior Seller Note (see Note 14 and Note 19)	150,000	150,000
Other	34,190	27,196

Total long-term liabilities	$405,065	448,647